UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC, 20549
_______________________________________

FORM 8-K

________________________________________

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported: April 25, 2008)
INNOPHOS HOLDINGS, INC.
(exact name of registrant as specified on its charter)
Delaware	001-33124	20-1380758
(state or other jurisdiction	(Commission File numbers)	(IRS Employer Identification Nos.)
of incorporation)
259 Prospect Plains Road
Cranbury, New Jersey 08512
(Address of Principal Executive Offices, including Zip Code)

(609) 495-2495
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2008 LTEIP Awards

     On April 25, 2008, Innophos Holdings, Inc., or the Registrant, granted non-qualified options to purchase shares of its common stock, par value $0.001 per share, or Common Stock, and awarded target performance shares (contingent rights to obtain shares of Common Stock) under its 2006 Long Term Equity Incentive Plan, or 2006 LTEIP, to the "Named Executives" in the Registrant's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2008 relating to its 2008 Annual Meeting of Stockholders. The Named Executive recipients and their grants/awards are as follows:

Name and Title	Number of Options	Per Share	Number of Target
	Granted	Option	Performance Shares
		Price ($)	Awarded
Randolph Gress,
Chief Executive	49,000	18.38	17,000
Officer and
President
Richard Heyse, Vice
President & Chief	18,000	18.38	6,000
Financial Officer
Jose Gonzalez,
General Manager,	6,000	18.38	2,000
Mexico
William Farran,
Vice President &	15,000	18.38	5,000
General Counsel
Louis Calvarin,
Vice President,	11,000	18.38	4,000
Operations

     The grants and awards reported above represent the second award cycle under the 2006 LTEIP covering the period January 1, 2008 through December 31, 2010. In general, the options, all of which are non-qualified options granted at a strike price equal to the closing price of the Common Stock on the NASDAQ Stock Market on the date of grant, will be outstanding for up to ten years from date of grant and will vest (and first become exercisable) ratably over the next three years on each of the succeeding anniversaries of the grant date. The number of performance shares to be earned can range from 0.5x (threshold) to 2.0 x (maximum) of the number of target shares awarded depending on the extent to which the Registrant attains the level of Return on Invested Capital, or “ROIC” (as defined in the performance measure adopted for the cycle). Continued service through the end of the cycle is required to earn the award with specified exceptions that include changes affecting control of the Registrant and employment terminations without Cause or for Good Reason (as defined in the award agreement governing the grants).

     The above description of the grants and awards is qualified in its entirety by reference to the complete text of the form of award agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Executive Employment Agreements

     Contemporaneous with the 2008 LTEIP grants and awards, four of the Named Executives, Messrs. Gress, Heyse, Farran and Calvarin, entered into executive employment agreements with the Registrant effective January 25, 2008. In general, the new agreements have the same overall features for each Named Executive, differing as to that executive’s job description, base salary amount, relative level of target bonuses, entitlements to levels of welfare, fringe and other benefits and severance pay periods. The agreement covering Mr. Gress provides further that he is entitled to be nominated for election to the Board and, if elected by the Registrant’s stockholders, is to serve as a director and be named Chairman of the Board.

     The following table summarizes the base salary, short term incentive plan percentage and long term incentive plan percentage entitlements of each of the Named Executives, as effective for 2008 under the new employment agreements:

Name and Title	Base Salary	Short Term	Long Term
	($)	Incentive Target	Incentive Target
		(% of Base Salary)	(% of Base Salary)
Randolph Gress,	440,000	80	100
Chief Executive
Officer and
President
Richard Heyse, Vice	271,100	50	50
President & Chief
Financial Officer
William Farran,	247,500	45	50
Vice President &
General Counsel
Louis Calvarin,	210,300	45	45
Vice President,
Operations

     The employment agreements have initial terms of three, two, two, and one year(s) for Messrs. Gress, Heyse, Farran and Calvarin, respectively, with automatic renewal terms of one year, unless one year’s notice of non-renewal is given. They may be terminated at any time by the Company with or without “Cause” (as defined in the employment agreements) or by the executives for “Good Reason” (as defined in the employment agreements) according to prescribed procedures. Special provisions are also made for their termination as a result of disability or death. The agreements provide for cash severance payments in the event of termination without Cause or with Good Reason amounting to 24, 18, 18 and 12 months of base salary (or the amount resulting from the Registrant’s applicable severance policy if greater) for Messrs. Gress, Heyse, Farran and Calvarin, respectively, paid in monthly installments, together with short and long term incentives paid according to pro rata formulas, the vesting of options, equity awards and other benefits, and the continuation of coverages under insurance and welfare programs for the applicable severance periods. The agreements contain additional provisions coordinating them with other company sponsored plans, and, in the case of Messrs. Gress and Heyse, with severance provisions of their superseded prior employment agreements, if those executives are terminated prior to December 31, 2008.

     The employment agreements also contain so called “double trigger” change-in-control provisions designed to avoid distraction potentially detrimental to stockholder value and to enhance protection for the executives from events affecting the Registrant, the future outcomes of which cannot be predicted. In the event termination of the employment of the four Named Executives occurs without Cause or with Good Reason during a period extending from six months prior to, through two years following, a “Change-in-Control” (as defined in the employment agreements), the severance and other benefits coverage periods are increased to 36, 27, 27 and 18 months for Messrs. Gress, Heyse, Farran and Calvarin, respectively, and payment of the severance amounts in lump sum is required. The employment agreements contain terms providing the executives with “gross up” payments for taxes, interest and penalties incurred by them on payments received under the agreements that are determined to be “excess parachute payments” under the Internal Revenue Code, subject to adjustment for additional payments or return to the Registrant of overpayments after tax liabilities are settled. In general, payment of amounts due under the employment agreements is subject to the Named Executives having delivered (and not having revoked) releases in favor of the Registrant.

     The new employment agreements for the four Named Executives also provide confidentiality, proprietary rights, non-solicitation and non-competition provisions governing the Registrant’s and executives’ relative rights as to those matters. To protect the Registrant’s business, these include non-solicitation and non-competition periods of 18 and 12 months, respectively, from the date of the executive’s termination.

     The above description of the new executive employment agreements is qualified in its entirety by reference to the complete text of the form of such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits

      Exhibit No.      Description

       10.1                 Form of 2008 LTEIP Award Agreement

        10.2                 Form of Executive Employment Agreement

SIGNATURES

According to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.
Dated: May 1, 2008	By: /s/ William Farran
Name: William Farran
Title: Vice President and General Counsel